                                        Page 1 of 4 Pages



               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549



                         FORM 8-K


                        CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):
                         March 31, 1997



                    ASSOCIATED TECHNOLOGIES, INC.
__________________________________________________________________
     (Exact name of registrant as specified in its charter)



 Delaware                   33-55254             87-0485306
__________________________________________________________________
(State or other           (Commission         (I.R.S. Employer
jurisdiction)             File Number)       Identification No.)


     3 Riverside Drive, Andover, MA               01810
__________________________________________________________________
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (978) 688-8800
                                                   ______________



                              N/A
__________________________________________________________________
     (Former name and former address, if changed since last report)







                                        Page 2 of 4 Pages

Item 5.  Other Events.

Associated Technologies, Inc. (the "Company"), upon completion of an audit of its financial statements for the fiscal year ended December 31, 1997, has determined that certain transactions related to the issuance of stock options to certain note holders and the retirement of debt in exchange for the issuance of shares of the Company's common stock were not properly recorded by the Company for the quarters ended March 31 and June 30 and cumulatively for the quarters ended June 30 and September 30, 1997. Pursuant to the Statement of Financial Accounting Standards No. 123 "Accounting for Stock Based Compensation" adopted by the Company, the Company is required to determine the fair value of options granted to third parties and to record such amount as an expense when incurred. The Company, subsequent to the filing of its quarterly report on Form 10-Q for each of the above listed quarters, determined the fair value for the options issued in the quarter ended March 31, 1997 to be $52,500 and for the quarter ended June 30, 1997 to be $67,500. As a result of the foregoing determinations, the fair value for such options were, on a cumulative basis, $120,000 for the quarters ended June 30 and September 30, 1997.

Given the effect of these adjustments, the Company's basic and diluted income (loss) per common share before extraordinary item would be restated for the 1997 fiscal year as follows:

=================================================================
               Quarter Ended              Six Months   Nine Months
                                          Ended        Ended

             March 31  June 30  Sept 30   June 30      Sept 30
_________________________________________________________________

As reported  ($.19)    ($.16)   $.01      ($.35)       ($.34)
_________________________________________________________________
Adjusted     ($.21)    ($.20)   $.01      ($.41)       ($.39)
for effect
of SFAS
123
accounting
=================================================================


In addition to the foregoing, during the quarter ended June 30, 1997, the Company exchanged 95,605 shares of its common stock in return for the retirement of $318,418 in debt owing to a related


                                        Page 3 of 4 Pages

party. The Company, subsequent to the filing of its quarterly reports on Form 10-Q for the quarters ended June 30 and September 30, 1997, determined the effect of the exchange to be an extraordinary gain on the extinguishment of debt of $191,209 for the quarter and six months ended June 30, 1997 and the nine months ended September 30, 1997. The amount of the gain was determined based upon the market value of the shares exchanged being $2 per share or $191,208.

Given the cumulative effect of the above adjustments, the Company's basic and diluted income (loss) per common share would be restated for the 1997 fiscal year as follows:

=================================================================
               Quarter Ended              Six Months   Nine Months
                                          Ended        Ended

             March 31  June 30  Sept 30   June 30      Sept 30
_________________________________________________________________

As reported  ($.19)    ($.16)   $.01      ($.35)       ($.34)
_________________________________________________________________
Adjusted     ($.21)    ($.11)   $.01      ($.32)       ($.30)
for effect
of SFAS
123
accounting
and
extra-
ordinary
item
=================================================================


The Company is currently conducting a review of the disclosures set forth in its quarterly reports on Form 10-Q filed during its fiscal year ended December 31, 1997. Upon completion of such review, the Company intends to file amended quarterly reports on Form 10-Q as soon as is practicable in order to reflect the foregoing adjustments and any other disclosure items which may be required.

The Company is currently completing the preparation of its annual report on Form 10-K for its fiscal year ended December 31, 1997, and intends to file such report as soon as is practicable.




                                        Page 4 of 4 Pages


                         SIGNATURES
                         ___________



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ASSOCIATED TECHNOLOGIES, INC.



                              By:/s/ Mark Kripp
                                 _________________________________
                                  Name:  Mark Kripp
                                  Title:    Chief Financial Officer

Dated:  May 1, 1998

118319